UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June  22, 2017

DIGITALGLOBE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34299	31-1420852
(Commission File Number)	(IRS Employer Identification No.)

1300 West 120th Avenue Westminster, Colorado	80234
(Address of Principal Executive Offices)	(Zip Code)

(303) 684-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June  22, 2017, the Company held its Annual Meeting. The Company previously filed with the U.S. Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the four proposals submitted to shareowners at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: The Company’s shareowners elected each of the three Class II director nominees, each to serve for a three-year term expiring at the 2020 annual meeting of shareowners and until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

Name of Nominee	Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
Gen. Howell M. Estes, III	45,188,276	4,755,687	116,891	6,102,300
Kimberly Till	49,762,630	178,902	119,322	6,102,300
Eddy Zervigon	49,755,557	185,667	119,630	6,102,300

Proposal Two: The Company’s shareowners approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
49,748,734	131,396	180,724	6,102,300

Proposal Three: The Company’s shareowners ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The votes regarding this proposal were as follows:

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
55,873,553	172,295	117,306	0

Proposal Four: The Company’s shareowners approved, on an advisory basis, the annual frequency of the shareowner approval, on an advisory bases, of the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Shares Abstained	Broker Non-Votes
40,569,290	19,179	9,317,498	154,887	6,102,300

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

Date: June 22, 2017	By:	/s/ Daniel L. Jablonsky
Daniel L. Jablonsky
Senior Vice President, General Counsel and Corporate Secretary